STRATEGIC PARTNERSSM ANNUITY ONE VARIABLE ANNUITY
STRATEGIC PARTNERSSM ANNUITY ONE 3 VARIABLE ANNUITY
STRATEGIC PARTNERSSM PLUS VARIABLE ANNUITY
STRATEGIC PARTNERSSM PLUS 3 VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated May 12, 2023
to Prospectuses dated May 1, 2023

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement describes a change to the variable investment options available in your Annuity.
PSF Small-Cap Value Portfolio - Class I:
As previously disclosed, the Board of Trustees of The Prudential Series Fund approved the reorganization (the "Reorganization") of PSF Small-Cap Value Portfolio - Class I (the “Target Portfolio”) into the PSF Small-Cap Stock Index Portfolio - Class I (the “Acquiring Portfolio”).
The date of the Reorganization will be on or about June 12, 2023 (the "Effective Date"). On the Effective Date, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.
Please note that you may transfer Account Value out of the Target Portfolio into an investment option available under your Annuity contract any time prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
After the Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.
Portfolio Addition:
In order to complete the Reorganization, the PSF Small-Cap Stock Index Portfolio - Class I has been added to your Annuity as a variable investment option, as previously disclosed. The effective date of the Portfolio addition will be the Effective Date of the Reorganization.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
GENPRODSUP2-N4